UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CAPITAL SENIOR LIVING CORPORATION
(Name of Registrant as Specified in Its Charter)

ORTELIUS ADVISORS, L.P. PANGAEA VENTURES, L.P. PETER DESORCY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Ortelius Advisors, L.P. (“Ortelius Advisors”), together with the other participants in its solicitation, has filed a definitive proxy statement and accompanying GOLD proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes against the proposed issuance by Capital Senior Living Corporation (the “Company”) of shares of newly designated Series A Convertible Preferred Stock of the Company to affiliates of Conversant Capital LLC as contemplated by an Investment Agreement entered into by and among such parties, and other Company proposals, at the upcoming special meeting of stockholders of the Company.

On September 9, 2021, Ortelius Advisors launched a website to communicate with the Company’s stockholders. The website address is: www.SaveCSU.com. The following materials were posted by Ortelius Advisors:

Legal Disclaimer

The views expressed on this website represent the opinions of Ortelius Advisors, L.P. and certain of its affiliates (collectively, "Ortelius Advisors"), which beneficially own shares of Capital Senior Living Corporation (the "Company"), and are based on publicly available information with respect to the Company. Ortelius Advisors recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Ortelius Advisors' conclusions. Ortelius Advisors reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such changes. Ortelius Advisors disclaims any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission (the "SEC") or other regulatory authorities and from other third party reports. Neither Ortelius Advisors nor any of its affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the

and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by Ortelius Advisors herein are based on assumptions that Ortelius Advisors believes to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. Ortelius Advisors currently beneficially owns shares of the Company. It is possible that there will be developments in the future that cause Ortelius Advisors from time to time to sell all or a portion of its holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although Ortelius Advisors believes the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, Ortelius Advisors makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and Ortelius Advisors expressly disclaims any liability relating

to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of Ortelius Advisors.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website may contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of

"opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Ortelius Advisors. Although Ortelius Advisors believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Ortelius Advisors will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Ortelius be… rave risk by enterin… sactions

We urge s… ns at the up…

and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Ortelius Advisors. Although Ortelius Advisors believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Ortelius Advisors will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

This communication is not a solicitation of a proxy, which may be done only pursuant to a definitive proxy statement.

I have read and agree to the terms of this website.



Ortelius believes CSU's Board has put stockholders at grave risk by entering into costly, dilutive and unnecessary Transactions with Conversant Capital.

We urge stockholders to vote AGAINST the Transactions at the upcoming Special Meeting on October 12, 2021.

Sign Up for Updates

First Name

Last Name

Email

SUBSCRIBE

ABOUT ORTELIUS

We are one of CSU's largest stockholders because we are confident in the long-term potential of the Company's

THE TRANSACTIONS

We believe the Board failed to adequately assess CSU's capital needs before entering into a series of exceedingly

RESOURCES

Access key materials and review our analysis.

STAY IN TOUCH

Share your views and sign up to receive important updates.

ABOUT ORTELIUS

We are one of CSU's largest stockholders because we are confident in the long-term potential of the Company's attractive assets and operations.

THE TRANSACTIONS

We believe the Board failed to adequately assess CSU's capital needs before entering into a series of exceedingly costly and highly-dilutive Transactions with Conversant.

RESOURCES

Access key materials and review our analysis.

STAY IN TOUCH

Share your views and sign up to receive important updates.

Share Your Views

Feedback about CSU's proposed Transactions? We value all stockholders' input.

Your Name (required)

Your Name (required)

Your Email (required)

Your Message

☐ I have read and agree to the Privacy Policy.

SEND MESSAGE

© 2021 SaveCSU. All rights reserved. Privacy Policy. Terms and Conditions.

About Ortelius

Ortelius is a research-intensive, fundamental-based alternative investment firm founded in 2015 by Peter DeSorcy and H.R.H. Prince Pavlos.

As one of CSU's largest stockholders, with holdings equal to approximately 12.7% of the outstanding common stock of the Company, Ortelius is solely focused on protecting the value of CSU for ALL stockholders. We believe we are advocating for stockholders' best interests by unequivocally opposing the questionable, costly and highly-dilutive Transactions with affiliates of Conversant.

For more information on Ortelius, visit: www.OrteliusInvestments.com.

© 2021 SaveCSU. All rights reserved. Privacy Policy. Terms and Conditions.

The Transactions

On July 22, 2021, CSU announced its entry into a series of Transactions with Conversant in order to "substantially enhance the Company's balance sheet and improve liquidity." After closely examining the deal's merits, CSU's financial position and the Company's proxy materials, Ortelius believes the Board failed stockholders by running an inadequate process and entering into the punitively costly and dilutive Transactions with Conversant.

Put simply, the Transactions would effectively and unnecessarily hand over control of the Company to Conversant at the egregious expense of stockholders.

Based on the market's overwhelmingly negative reaction in recent weeks, we believe other stockholders share our view: the Company's stock price plunged an incredible 48% between July 22nd – when the Transactions were announced – and August 4th.[1]

While CSU is touting the Transactions, Ortelius believes stockholders should focus on the following issues when considering whether to support the Transactions:

1. **The Board's seemingly flawed and inadequate process for assessing the Company's capital needs and entering into the agreement with Conversant.**
2. **The gross misalignment between the Company's existing stockholders and its management, bankers and Conversant.**
3. **The Board's lengthy track record of poor oversight and value-destructive decisions.**

The Board's apparent inexperience and lack of sophistication seems to have resulted in a flawed process for raising capital and exploring strategic alternatives. Rather than hire a Chief Financial Officer and follow best practices requisite for such an endeavor, the Board appears to have relied heavily on its own limited acumen and the Company's bankers at Morgan Stanley. We fear that the combination of deficient skills in the boardroom and divergent incentives for Morgan Stanley led to the following:

- <u>The Board did not publicly announce a strategic review or an intent to sell assets, and the process it did run appears to have</u>

- **The Board did not publicly announce a strategic review or an intent to sell assets, and the process it did run appears to have resulted in a dubious assessment of how much capital the Company needed at this time.** If the Company's liquidity needs were so dire, it would have seemed logical for it to pursue all avenues, including the sale of certain properties.

- **The Board's process did not include outreach to a broad cross-section of existing stockholders.** We believe existing stockholders such as Ortelius would have been interested in backstopping or participating in a rights offering or other transaction on better terms. Rather than explore such an option with current investors, the Board rushed into a deal with a newly-founded hedge fund that had no meaningful equity ownership in the Company.

- **It seems the Board either did not understand or willfully overlooked the fact that the world is awash in trillions of dollars of liquidity at historically low interest rates and credit spreads.** This suggests to us that it was readily achievable to refinance the Company's bank debt coming due in December 2021 with existing or new lenders on roughly similar terms. In fact, the Company extended – apparently not contingent upon the success of the proposals at the Special Meeting – its $40.5 million loan with BBVA USA Bancshares, Inc. ("BBVA") on nearly identical terms on August 11th. The extension of the BBVA loan occurred just three weeks after CSU announced the Transactions, materially reducing the Company's liquidity needs. We suspect that the remaining $31.5 million, collateralized by two properties and a 25% corporate guarantee, could also be refinanced before its maturity date four months from now. We believe the Company should have thoroughly explored these types of alternatives.

- **The Board seems to have not appropriately characterized the risk profile of the various types of debt in the Company's capital stack**. There is $47.5 million, earmarked for refinancing with proceeds from the Transactions, that is low-cost, non-recourse and collateralized by real estate, and does not come due until 2022 and 2023. The Board could have waited for the Company to further recover from the pandemic before pre-funding these future maturities with significantly more expensive capital.

- The Board has agreed to a seemingly inflated annualized interest rate on the interim debt financing provided by Conversant, with ranges from slightly more than 20% to potentially more than 50%. And the cost of capital on the Series A Convertible Preferred Stock, given the volatility of the stock, as well as duration and in-the-money strike price of the option, could be just as egregious as the promissory notes. On top of that, existing stockholders may be diluted by approximately 70% in the years to come if Conversant wholly backstops the rights offering.

- Based on the exorbitant terms of the Transactions, it is very unlikely that any investments will prove accretive, and it appears that the Board and management are oblivious to the nuances of the agreement. CSU's July 22nd press release stated that the Company "intends to use the net proceeds of the private placement and rights offering for working capital, to repay debt and to fund accretive growth projects."[2] In the accompanying investor presentation released the same day, the Company noted that "[w]ith the availability of new capital, CSU intends to pursue a pipeline of identified potential investments in its current portfolio with attractive expected return on investment in the mid-teens."[3]

- The Company's August 12th presentation conspicuously advertised materially higher returns on investments of more than ~30% on memory care conversions and up to ~25% on interior refreshes, leading us to question whether the Board is attempting to cosmetically address the recent stock price decline and stockholder pressure.[4] On CSU's most recent earnings call, management also stated the Company has "a pipeline of select investment projects in our portfolio that we expect to strengthen our competitive position in key markets and provide returns in excess of the cost of this new capital."[5] Unfortunately, we have no confidence in the assessments and guidance provided by the Board and management.

Ortelius plans to vote AGAINST all of the proposals at the Special Meeting. We do not believe that CSU faces an immediate need for the usurious financing offered by Conversant and are confident that the Board could have obtained a different transaction with superior

position in key markets and provide returns in excess of the cost of this new capital."[5] Unfortunately, we have no confidence in the assessments and guidance provided by the Board and management.

Ortelius plans to vote AGAINST all of the proposals at the Special Meeting. We do not believe that CSU faces an immediate need for the usurious financing offered by Conversant and are confident that the Board could have obtained a different transaction with superior terms.

FEEDBACK ABOUT CSU'S PROPOSED TRANSACTIONS?

(1) Based on closing prices on July 21, 2021 and August 4, 2021.
(2) Press release entitled "Capital Senior Living Further Strengthens Financial Profile with Strategic Investment from Conversant Capital and Proposed Rights Offering to Raise Up to $152.5 Million," issued on July 22, 2021.
(3) Page 14 of Company presentation from July 22, 2021.
(4) Page 14 of Company presentation from August 12, 2021.
(5) Company earnings transcript for the second quarter of fiscal year 2021.

© 2021 SaveCSU. All rights reserved. Privacy Policy. Terms and Conditions.

Resources

Important Materials

Ortelius Issues Open Letter to Stockholders of Capital Senior Living Corporation Regarding Upcoming Special Meeting | August 24, 2021

Ortelius Files Preliminary Proxy Statement to Solicit Votes in Opposition to Capital Senior Living Corporation's Highly-Dilutive Transactions With Conversant Capital | August 17, 2021

Ortelius Sends Letter to the Board of Directors of Capital Senior Living Corporation Regarding Its Strong Opposition to Recently Announced Transactions With Conversant Capital | August 9, 2021

Proxy Filings

Ortelius Advisors' Definitive Proxy Statement with Respect to Special Meeting | September 2, 2021

Ortelius Advisors' Preliminary Proxy Statement with Respect to Special Meeting | August 17, 2021

Proxy Filings

Ortelius Advisors' Definitive Proxy Statement with Respect to Special Meeting | September 2, 2021

Ortelius Advisors' Preliminary Proxy Statement with Respect to Special Meeting | August 17, 2021

Recent News Coverage

Ortelius Advisors moves to block Capital Senior Livings' $152M million capital raise plan with Conversant Capital | McKnight's Senior Living | August 10, 2021

Activist Ortelius seeks to block Capital Senior Living's capital raise plan | Reuters | August 9, 2021

Ortelius Advisors Threatens to Block $153M Capital Senior Living-Conversant Capital Deal | Senior Housing News | August 9, 2021

GET IN TOUCH

Proxy Filings

Ortelius Advisors' Definitive Proxy Statement with Respect to Special Meeting | September 2, 2021

Ortelius Advisors' Preliminary Proxy Statement with Respect to Special Meeting | August 17, 2021

Recent News Coverage

Ortelius Advisors moves to block Capital Senior Livings' $152M million capital raise plan with Conversant Capital | McKnight's Senior Living | August 10, 2021

Activist Ortelius seeks to block Capital Senior Living's capital raise plan | Reuters | August 9, 2021

Ortelius Advisors Threatens to Block $153M Capital Senior Living-Conversant Capital Deal | Senior Housing News | August 9, 2021

GET IN TOUCH

© 2021 SaveCSU. All rights reserved. Privacy Policy. Terms and Conditions.

Contact

FOR STOCKHOLDERS

Okapi Partners
Mark Harnett, (646) 556-9350
mharnett@okapipartners.com

FOR MEDIA

MKA
Greg Marose / Charlotte Kiaie, (347) 343-2999
gmarose@mkacomms.com / ckiaie@mkacomms.com

Share Your Views

Feedback about CSU's proposed Transactions? We value all stockholders' input.

Your Name (required)

Your Email (required)

Your Message

I have read and agree to the Privacy Policy.

SEND MESSAGE

© 2021 SaveCSU. All rights reserved. Privacy Policy. Terms and Conditions.

Privacy Policy

The sponsor of this website, www.SaveCSU.com (the "Site"), is sponsored by Ortelius Advisors, L.P. and certain of its respective affiliates (the "Sponsor"). We respect and value your privacy. This statement outlines our privacy policies (the "Privacy Policy") which are designed to assist you in understanding how we collect, use and safeguard information we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this:

We want you to feel safe and comfortable when you use the Site, and we are dedicated to developing and upholding high standards for protecting your privacy. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions. When you use the Site, you agree to abide by these terms.

What Information Do We Collect?

When you visit any website you may provide two types of information: personal information you knowingly choose to disclose that is collected on an individual basis, and website use information collected on an aggregate basis as you browse the website.

Personal Information.

Our Site does not ask you to provide your personal information.

Website Use Information.

Our Site does not utilize "cookies."

Clickstream Data.

As you use the Internet, a trail of electronic information is left at each website you visit. This information, which is sometimes referred to as "clickstream data," can be collected and stored by a website's server. Clickstream data can tell us the type of computer and browsing software you use and the address of the website from which you linked to our Site. We may use clickstream data as a form of non-personally identifiable information to anonymously determine how much time visitors spend on each page of the Site, how visitors navigate throughout the Site and how we may tailor our web pages to better meet the needs of visitors. This information will be used to improve the Site. Any collection or use of clickstream data will be anonymous and aggregate.

Do We Disclose Information to Outside Parties?

We may provide aggregate information about our users, Site traffic patterns and related Site information to our affiliates or reputable third parties.

What About Legally Compelled Disclosure of Information?

We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights.

What About Other Websites Linked to Our Site?

We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site.

Please remember that your browsing and interaction on any other website, including websites which have a link on our Site, is subject to that website's own rules and policies. Please read over those rules and policies before proceeding.

Your Consent.

By using the Site you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates.

website's own rules and policies. Please read over those rules and policies before proceeding.

Your Consent.

By using the Site you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates.

Contacting Us.

If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact our proxy solicitor at:

OKAPI PARTNERS

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036

Stockholders may call toll-free: (855) 208-8901
Banks and brokers call: (212) 297-0720
E-mail: info@okapipartners.com

© 2021 SaveCSU. All rights reserved. Privacy Policy. Terms and Conditions.

Terms and Conditions

This website, www.SaveCSU.com (the "Site"), sponsored by Ortelius Advisors, L.P. and certain of its respective affiliates (the "Sponsor"), is for informational purposes only. You may use the Site for non-commercial, lawful purposes only. Your access to and use of the Site is subject to and governed by these Terms and Conditions. By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws.

Nothing on this Site is intended to be, nor should it be construed or used as, investment, tax, legal or financial advice, a recommendation whether or how to vote any proxy or any other kind of recommendation, an opinion of the appropriateness of any security or investment, or an offer, or the solicitation of any offer, to buy or sell any security or investment. The Sponsor is not soliciting any action based upon the Site and is not responsible for any decision by any stockholder, and the Site should not be construed as a solicitation to procure, withhold or revoke any proxy.

1. You should assume that everything you see or read on the Site is material owned or exclusively represented by the Sponsor and protected by copyright unless otherwise expressly noted, and may not be used except as provided in these Terms and Conditions or in the text of the Site without the Sponsor's written permission. The Sponsor expressly neither warrants nor represents that your use of materials displayed on the Site will not infringe rights of third parties not owned by or affiliated with the Sponsor.
2. While the Sponsor endeavors to ensure that only accurate and up to date information is on the Site, the Sponsor makes no warranties or representations as to the accuracy of any of the posted information. The Sponsor assumes no liability or responsibility for any errors or omissions in the content of the Site.
3. The Site is provided "AS IS."The Sponsor does not make any representations or warranties, whether express or implied, regarding or relating

3. The Site is provided "AS IS."The Sponsor does not make any representations or warranties, whether express or implied, regarding or relating to the Site or any associated hardware or software, including the content or operations of either.
4. YOU EXPRESSLY ACKNOWLEDGE THAT USE OF THE SITE IS AT YOUR SOLE RISK.NEITHER THE SPONSOR OR ITS AFFILIATED COMPANIES NOR ANY OF ITS RESPECTIVE EMPLOYEES, AGENTS, THIRD PARTY CONTENT PROVIDERS OR LICENSORS (COLLECTIVELY THE "SPONSOR PARTIES") WARRANT THAT THE SITE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DOES IT MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE SITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION, SERVICE, OR MERCHANDISE PROVIDED THROUGH THE SITE. THE SITE IS PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT THE SPONSOR IS NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.

IN NO EVENT WILL THE SPONSOR, THE SPONSOR PARTIES OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE.

IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER THE SPONSOR NOR THE SPONSOR PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-

CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100).

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, the Sponsor's liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.

5. Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, the Sponsor. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.
6. The trademarks, service marks, logos, and other indicia, including of the Sponsor (collectively the "Trademarks"), which appear on the Site are registered and unregistered trademarks of the Sponsor and others. Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of the Sponsor or such third party as may be appropriate. All rights are expressly reserved and retained by the Sponsor. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that the Sponsor considers its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.
7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO Capital Senior Living Corporation (THE "COMPANY"), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH THE SPONSOR ("THIRD PARTY CONTENT"). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. THE SPONSOR AND ITS AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION

CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY AT ITS 2021 ANNUAL MEETING OF STOCKHOLDERS AND THE MANAGEMENT AND AFFAIRS OF THE COMPANY IN GENERAL.

8. If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.
9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE SPONSOR FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.
10. The Sponsor may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.
11. The Sponsor knows that the privacy of your personal information is important to you. Therefore, the Sponsor has established a Privacy Policy governing the use of this information, which is located at www.SaveCSU.com.
12. The Sponsor owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others.Materials may be made available on or via the Site by third parties not within the control of the Sponsor. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act ("DMCA"), the Sponsor will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsor has designated its proxy solicitor, Okapi Partners LLC at (855) 208-8901, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is:

OKAPI PARTNERS

12. The Sponsor owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others.Materials may be made available on or via the Site by third parties not within the control of the Sponsor. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act ("DMCA"), the Sponsor will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsor has designated its proxy solicitor, Okapi Partners LLC at (855) 208-8901, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is:

OKAPI PARTNERS

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036

Stockholders may call toll-free: (855) 208-8901
Banks and brokers call: (212) 297-0720
E-mail: info@okapipartners.com

© 2021 SaveCSU. All rights reserved. Privacy Policy. Terms and Conditions.